Exhibit 99.1

Guidance Software Reports Second Quarter 2009 Results

PASADENA, California, August 4, 2009 (Business Wire) – Guidance Software, Inc. (NASDAQ: GUID) The World Leader in Digital Investigations™ today reported its financial results for the second quarter ended June 30, 2009.

In the second quarter of fiscal 2009, total revenue was $16.4 million, a decline of $5.1 million, or 24 percent, from the second quarter of 2008. Product revenue was $7.0 million in the second quarter of 2009, a decrease of $3.7 million, or 34 percent, year-over-year. Services and maintenance revenue was $9.4 million, down $1.4 million, or 13 percent, from the same period in the prior year.

While product revenue was lower, the Company experienced strong growth in the number of new enterprise customers added, as well as the overall number of deals closed during the quarter. The Company added 19 new EnCase® eDiscovery customers in the second quarter of 2009, versus 12 in the comparable period in 2008. Of the 19 new eDiscovery customers, 7 customers selected the company’s flexible Pay-Per-Use pricing option. The company also added 31 new EnCase® Enterprise customers in the second quarter of 2009 as compared to 30 in the second quarter of 2008.

“In the second quarter we saw an abundance of caution within the buyer community,” said Victor Limongelli, President and Chief Executive Officer of Guidance Software. “More customers delayed purchase decisions than we have seen in past quarters, or they decided to proceed with smaller purchases. We believe that the number of new customers bodes well for the future, as our customers often upgrade to larger implementations over time.”

For the second quarter of fiscal 2009, the Company reported a GAAP net loss of $5.8 million, or ($0.25) per share, versus a GAAP net loss of $2.6 million, or ($0.11) per share, in the second quarter of fiscal 2008. Share-based compensation for the second quarter of 2009 was $1.4 million, versus $2.2 million in the second quarter of 2008. During the second quarter of fiscal 2009, the Company incurred restructuring costs of approximately $0.3 million as a result of reducing approximately 8 percent of the workforce. Excluding share-based compensation and restructuring costs, the Company had a non-GAAP pre-tax net loss of $4.1 million, or ($0.18) per share, in the second quarter of 2009, compared to a non-GAAP pre-tax net loss of $0.7 million, or ($0.03) per share, reported in the second quarter of 2008.

Key metrics for the second quarter 2009 were:

GAAP	Quarter Ended
	Q2:08	Q2:09
Overall Gross Margin	69.7%	69.4%
Product Gross Margin	94.1%	91.5%
Services and Maintenance Gross Margin	45.7%	53.0%

Non-GAAP (excluding Share-Based Compensation and Restructuring Expenses)

	Quarter Ended
	Q2:08	Q2:09
Overall Gross Margin	71.9%	71.5%
Product Gross Margin	94.2%	91.8%
Services and Maintenance Gross Margin	50.0%	56.5%

Financial Outlook:

Notwithstanding the challenging economic environment, the Company’s guidance for 2009 is as follows: The Company expects total revenues in the range of $72 million to $77 million and non-GAAP, pre-tax earnings per share in the range of ($0.57) loss per share to ($0.42) loss per share.

Conference Call Information:

The Company will host a conference call today at 2:00 p.m. pacific time, 5:00 p.m. eastern time to discuss its quarterly results. Participants should call (877) 874-1570 (North America) or (719) 325-4933 (International) and should dial in at least 5 minutes prior to the conference call.

A webcast and replay of the call may also be found on the Internet through Guidance Software’s Investor Relations web site at http://investors.guidancesoftware.com/events.cfm. Registered users may access this content over the internet, and there is no cost to register. If you have not already registered, please do so at least 15 minutes prior to the start of the conference call.

An audio-only replay of the call will be available by calling (719) 457-0820, passcode 6827914, available from 8:00 pm eastern time, August 4, through midnight eastern time, August 10, 2009.

Forward Looking Statements:

This release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements in this release involve risks and uncertainties that could cause actual results to differ materially from current expectations.

There can be no assurance that demand for the company’s products will continue at current or greater levels, or that the company will continue to grow revenues, or be profitable.

There are also risks that the company’s pursuit of providing network security and eDiscovery technology might not be successful, or that if successful, it will not materially enhance the company’s financial performance; that the company could fail to retain key employees; that changes in customer requirements and other general economic and political uncertainties could impact the company’s relationship with its customers; and that delays in product development, competitive pressures or technical difficulties could impact timely delivery of next-generation products; and other risks and uncertainties that are described from time to time in Guidance Software’s periodic reports and registration statements filed with the Securities and Exchange Commission.

The company specifically disclaims any responsibility for updating these forward-looking statements.

About Guidance Software:

Guidance Software is recognized worldwide as the industry leader in digital investigative solutions. Its EnCase® platform provides the foundation for government, corporate and law enforcement organizations to conduct thorough, network-enabled, and court-validated computer investigations of any kind, such as responding to eDiscovery requests, conducting internal investigations, responding to regulatory inquiries or performing data and compliance auditing—all while maintaining the integrity of the data. There are more than 30,000 licensed users of the EnCase technology worldwide, and thousands attend Guidance Software’s renowned training programs annually. Validated by numerous courts, corporate legal departments, government agencies and law enforcement organizations worldwide, EnCase has been honored with industry awards and recognition from eWEEK, SC Magazine, Network Computing, and the Socha-Gelbmann survey. For more information about Guidance Software, visit www.guidancesoftware.com.

Source: Guidance Software

Rasmus van der Colff

626-229-9191 x107

Investor Relations

investorrelations@guidancesoftware.com

GUID-F

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2009	2008	2009
Revenues:
Product revenue	$10,649	$6,990	$21,571	$15,345
Services and maintenance revenue	10,845	9,429	21,613	19,743

Total revenues	21,494	16,419	43,184	35,088

Cost of revenues:
Cost of product revenue	628	595	1,416	1,333
Cost of services and maintenance revenue	5,887	4,436	11,534	9,266

Total cost of revenues	6,515	5,031	12,950	10,599

Gross profit	14,979	11,388	30,234	24,489

Operating expenses:
Selling and marketing	9,823	9,316	19,557	18,881
Research and development	3,123	3,662	6,210	7,234
General and administrative	4,145	3,094	8,476	7,249
Depreciation	1,013	1,132	2,064	2,261

Total operating expenses	18,104	17,204	36,307	35,625

Operating loss	(3,125)	(5,816)	(6,073)	(11,136)
Interest income and other, net	165	9	466	33

Loss before income taxes	(2,960)	(5,807)	(5,607)	(11,103)
Income tax provision	(320)	12	(292)	86

Net loss	$(2,640)	$(5,819)	$(5,315)	$(11,189)

Net loss per share	$(0.11)	$(0.25)	$(0.23)	$(0.48)

Shares used in per share calculation—basic	23,135	23,212	23,110	23,247

Shares used in per share calculation—diluted	23,135	23,212	23,110	23,247

Supplemental Financial Data (See Note)
Non-GAAP loss before income taxes excluding share-based compensation expense and restructuring expense	$(748)	$(4,144)	$(1,279)	$(7,375)

Non-GAAP loss before income taxes per share excluding share-based compensation expense and restructuring expense	$(0.03)	$(0.18)	$(0.06)	$(0.32)

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

Reconciliation GAAP to Non-GAAP Results

(in thousands, except per share amounts)

		Three Months Ended June 30, 2009
	GAAP	Adjustments	Non-GAAP
Revenues:
Product revenue	$6,990	$—	$6,990
Services and maintenance revenue	9,429	—	9,429

Total revenues	16,419	—	16,419

Cost of revenues:
Cost of product revenue	595	(20)	576
Cost of services and maintenance revenue	4,436	(338)	4,098

Total cost of revenues	5,031	(357)	4,674

Gross profit	11,388	357	11,745

Operating expenses:
Selling and marketing	9,316	(516)	8,801
Research and development	3,662	(391)	3,271
General and administrative	3,094	(399)	2,694
Depreciation	1,132	—	1,132

Total operating expenses	17,204	(1,306)	15,898

Operating loss	(5,816)	1,663	(4,153)
Interest income and other, net	9	—	9

Loss before income taxes	(5,807)	1,663	(4,144)
Income tax provision (benefit)	12	(12)	—

Net loss	$(5,819)	$1,675	$(4,144)

Net loss per share	$(0.25)		$(0.18)

Shares used in per share calculation—basic	23,212		23,247

Shares used in per share calculation—diluted	23,212		23,247

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

Reconciliation GAAP to Non-GAAP Results

(in thousands, except per share amounts)

		Three Months Ended June 30, 2008
	GAAP	Adjustments	Non-GAAP
Revenues:
Product revenue	$10,649	$—	$10,649
Services and maintenance revenue	10,845	—	10,845

Total revenues	21,494	—	21,494

Cost of revenues:
Cost of product revenue	628	(7)	621
Cost of services and maintenance revenue	5,887	(463)	5,424

Total cost of revenues	6,515	(470)	6,045

Gross profit	14,979	470	15,449

Operating expenses:
Selling and marketing	9,823	(740)	9,083
Research and development	3,123	—	2,749
General and administrative	4,145	(374)	3,517
Depreciation	1,013	(628)	1,013

Total operating expenses	18,104	(1,742)	16,362

Operating loss	(3,125)	2,212	(913)
Interest income and other, net	165	—	165

Loss before income taxes	(2,960)	2,212	(748)
Income tax provision (benefit)	(320)	320	—

Net loss	$(2,640)	$1,892	$(748)

Net loss per share	$(0.11)		$(0.03)

Shares used in per share calculation—basic	23,135		23,135

Shares used in per share calculation—diluted	23,135		23,135

Guidance Software, Inc.

Calculation of PreTax Non-GAAP Loss

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2009	2008	2009
Calculation of pre-tax non-GAAP loss:
GAAP net loss	$(2,640)	$(5,819)	$(5,315)	$(11,189)
Add:
Income tax provision	(320)	12	(292)	86
Restructuring expense	—	302	—	302
Share-based compensation expense (including payroll taxes paid by the Company)	2,212	1,361	4,328	3,426

Non-GAAP loss before income taxes excluding share-based compensation expense and restructuring expense	$(748)	$(4,144)	$(1,279)	$(7,375)

Per share non-GAAP loss before income taxes excluding share-based compensation expense and restructuring expense:
Basic	$(0.03)	$(0.18)	$(0.06)	$(0.32)

Diluted	$(0.03)	$(0.18)	$(0.06)	$(0.32)

Shares used in per share calculations:
Basic	23,135	23,212	23,110	23,247

Diluted	23,135	23,212	23,110	23,247

Detail of Share-based Compensation Expense:
Cost of product revenue	7	7	24	13
Cost of service and maintenance revenue	463	249	904	644
Selling and marketing	740	418	1,434	1,174
Research and development	374	391	723	723
General and administrative	628	297	1,243	872

Total share-based compensation expense	2,212	1,361	4,328	3,426

Detail of Restructuring Expense:
Cost of product revenue	—	13	—	13
Cost of service and maintenance revenue	—	89	—	89
Selling and marketing	—	98	—	98
Research and development	—	—	—	—
General and administrative	—	102	—	102

Total Restructuring Expense	—	302	—	302

Notes to Unaudited Condensed Consolidated Statements of Operations:

This press release and its attachments include the non-GAAP financial measures of loss before income taxes excluding share-based compensation expense and restructuring expense and non-GAAP loss before income taxes per share excluding share-based compensation expense and restructuring expenses, which are reconciled to net loss and net loss per share, respectively, which we believe are the most comparable GAAP measures. We use these non-GAAP financial measures for internal managerial purposes, when publicly providing our business outlook, and to facilitate period-to-period comparisons. We describe limitations specific to each non-GAAP financial measure below.

Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of the non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, net loss and net loss per share calculated in accordance with GAAP.

Non-GAAP loss before income taxes excluding share-based compensation and restructuring expense is defined as follows: GAAP net loss before income taxes less share-based compensation expense, less restructuring expense. Share-based compensation expense is recorded in accordance with Statement of Financial Accounting Standard No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”) for equity awards to employees and directors. Management and the Board of Directors believe it is useful in evaluating the Company, it’s management team and business unit performance during a particular time period to review the supplemental non-GAAP financial measures, which excludes income taxes, expenses related to share-based compensation and restructuring expense. Share-based compensation expense, income taxes and restructuring costs are not the responsibility of operating managers and generally cannot be changed or influenced by management once granted.

Additionally, we believe it is useful in measuring the Company’s performance to exclude expenses related to income taxes, FAS 123 R compensation expense and restructuring expense because it facilitates comparability with prior period information.

Accordingly, management and the Board of Directors do not consider income taxes, share-based compensation costs or restructuring expense for purposes of evaluating the performance of the business, and they exclude such costs when evaluating the performance of the Company, its business units and its management teams and when making decisions to allocate resources among the Company’s business units.

Guidance Software, Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	December 31, 2008	March 31, 2009	June 30, 2009
ASSETS
Current assets:
Cash and cash equivalents	$36,006	$37,019	$33,660
Trade receivables, net	24,993	17,236	14,928
Prepaid expenses, inventory and other current assets	2,356	2,358	2,105

Total current assets	63,355	56,613	50,693
Property and equipment, net	15,041	15,197	14,468
Other assets	448	448	435

Total assets	$78,844	$72,258	$65,596

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,826	$3,214	$3,497
Accrued expenses	5,953	5,672	5,385
Capital lease obligations	115	78	50
Deferred revenues	30,004	26,874	26,084

Total current liabilities	39,898	35,838	35,016

Long-term liabilities:
Rent incentives	2,523	2,391	2,241
Capital lease obligations	48	60	32
Deferred revenues	3,281	4,227	3,986

Total long-term liabilities	5,852	6,678	6,259

Stockholders’ equity:
Common stock	23	23	23
Additional paid-in capital	56,622	58,687	60,049
Treasury stock	(312)	(359)	(1,323)
Accumulated deficit	(23,239)	(28,609)	(34,428)

Total stockholders’ equity	33,094	29,742	24,321

Total liabilities and stockholders’ equity	$78,844	$72,258	$65,596

Guidance Software, Inc.

Unaudited Cash Flow Summary

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2009	2008	2009
Cash flows from operating activities:
Net loss	$(2,640)	$(5,819)	$(5,315)	$(11,189)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation & amortization	1,013	1,131	2,064	2,260
Provision for doubtful accounts	560	—	827	(201)
Share-based compensation	2,212	1,361	4,328	3,426
Excess tax benefit from share-based compensation	(88)	—	(88)	—
Loss on disposal of assets	33	—	47	—
Changes in assets and liabilities:
Trade receivable	2,692	2,308	99	10,267
Prepaid expenses, inventory and other assets	(136)	266	260	263
Accounts payable	(792)	173	(1,334)	(439)
Accrued liabilities	388	(437)	66	(851)
Deferred revenues	(180)	(1,030)	1,233	(3,214)

Net cash provided by (used in) operations	3,062	(2,047)	2,187	322

Cash flows from investing activities:
Purchase of marketable debt securities	(9,947)	—	(9,947)	—
Purchase of property and equipment	(1,114)	(292)	(1,941)	(1,537)

Net cash used in investing activities	(11,061)	(292)	(11,888)	(1,537)

Cash flows from financing activities:
Proceeds from the exercise of stock options	210	—	730	—
Excess tax benefit from share-based compensation	88		88
Repurchase of common stock	—	(964)	—	(1,011)
Principal payments on capital leases	(152)	(56)	(358)	(120)

Net cash provided by (used in) financing activities	146	(1,020)	460	(1,131)

Net decrease in cash and cash equivalents	(7,853)	(3,359)	(9,241)	(2,346)
Cash and cash equivalents, beginning of period	36,203	37,019	37,591	36,006

Cash and cash equivalents, end of period	$28,350	$33,660	$28,350	$33,660